Exhibit 10.3

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of September 30, 2004, to that certain Credit Agreement, dated as of July 7, 2004 (the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meaning set forth in the Credit Agreement), among Horizon Lines, LLC, a Delaware limited liability company, as borrower (“Borrower”), UBS AG, Stamford Branch, as administrative agent (the “Administrative Agent”), the lenders from time to time party thereto (the “Lenders”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, Section 9.2 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE Amendment. Section 6.14 of the Credit Agreement shall be amended by: (i) replacing the “and” appearing immediately before “(b)” in such Section with a comma and (ii) adding, at the end of the sentence appearing in such Section, the following, “and (c) expenditures made during such fiscal year in respect of a buy-out, acquisition or other purchase of a Chartered Vessel subject to a Chartered Vessel Document that would otherwise be classified as Capital Expenditures shall be deemed not to be Capital Expenditures for such fiscal year solely for the purposes of this Section 6.14”.

SECTION TWO Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when, and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and a number of Lenders sufficient to constitute the Required Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE Representations and Warranties; Covenants. In order to induce the Required Lenders to enter into this Amendment, the Borrower represents and warrants to each of the Lenders that both before and after giving effect to this Amendment: (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

550257

SECTION FOUR Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION SIX Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

[Signature Pages Follow]

HORIZON LINES, LLC, as Borrower

By:	/s/ Michael T. Avara
Name:	Michael T. Avara
Title:	Treasurer

HARBOUR TOWN FUNDING LLC, as Lender

By:	/s/ DIANA M. HIMES
Name:	DIANA M. HIMES
Title:	ASSISTANT VICE PRESIDENT

ABN AMRO Bank NV, as Lender

By:	/s/ Angela Noique
Name:	Angela Noique
Title:	Director

By:	/s/ John M. Pastore
Name:	John M. Pastore
Title:	Vice President

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender, as Lender

By:	/s/ Diane Exter
Name:	Diane Exter
Title:	Managing Director/Portfolio Manager

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR RACE POINT CLO, LIMITED, AS TERM LENDER

By:	/s/ Diane Exter
Name:	Diane Exter
Title:	Managing Director/Portfolio Manager

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender, as Lender

By:	/s/ Diane Exter
Name:	Diane Exter
Title:	Managing Director/Portfolio Manager

SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II–INGOTS, LTD., AS TERM LENDER

By:	/s/ Diane Exter
Name:	Diane Exter
Title:	Managing Director/Portfolio Manager

AVENUE CLO FUND, LIMITED, as Lender

By:	/s/ RICHARD D’ADDARIO
Name:	RICHARD D’ADDARIO
Title:	SENIOR PORTFOLIO MANAGER

SRF 2000, INC., as Lender

By:	/s/ DIANA M. HIMES
Name:	DIANA M. HIMES
Title:	ASSISTANT VICE PRESIDENT

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund, as Lender

By:	/s/ John H. Costello
Name:	John H. Costello
Title:	Assistant Treasurer

Ballyrock CLO II Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

Ballyrock CDO I Limited, By: Ballyrock Investment Advisors LLC, as Collateral Manager, as Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

PPM SPYGLASS FUNDING TRUST, as Lender

By:	/s/ Diana M. Himes
Name:	DIANA M. HIMES
Title:	AUTHORIZED AGENT

PPM MONARCH BAY FUNDING LLC, as Lender

By:	/s/ Diana M. Himes
Name:	DIANA M. HIMES
Title:	ASSISTANT VICE PRESIDENT

HUDSON STRAITS CLO 2004, LTD. By Royal Bank of Canada as Collateral Manager

By:	/s/ Melissa Marano
Name:	Melissa Marano
Title:	Authorized Signatory

TRS CALLISTO LLC, as Lender

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

Addison CDO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Jissekikun Funding, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Loan Funding III LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar Managing Director

SEQUILS-MAGNUM, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Southport CLO, Limited

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Waveland – INGOTS, LTD.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Wrigley CDO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar
Mohan V. Phansalkar
Managing Director

Clydesdale CLO 2004, Ltd., as Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

Clydesdale CLO 2001-1, Ltd., as Lender

By:	/s/ Elizabeth MacLean
Name:	Elizabeth MacLean
Title:	Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

ARUM CLO 2002-1 LTD., by Columbia Management Advisors, Inc. as Investment Manager, as a Lender

By:	/s/ MARK PELLETIER
Name:	MARK PELLETIER
Title:	DIRECTOR

Franklin CLO I, Limited, as Lender

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Franklin CLO II, Limited, as Lender

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

Franklin CLO III, Limited, as Lender

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

FRANKLIN CLO IV, LIMITED, as Lender

By:	/s/ DAVID ARDINI
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Franklin Floating Rate Trust, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Franklin Floating Rate Master Series, as Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES, as Lender By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
Name:	STEVEN COLUMBARO
Title:	Vice President

FORTRESS PORTFOLIO TRUST, as Lender
By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
Name:	STEVEN COLUMBARO
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II, as Lender
By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
Name:	STEVEN COLUMBARO
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as Lender
By: Four Corners Capital Management LLC, as Collateral Manager

By:	/s/ STEVEN COLUMBARO
Name:	STEVEN COLUMBARO
Title:	Vice President

LaSalle Bank, National Association as Lender

By:	/s/ Kathleen L. Ross
Name:	Kathleen L. Ross
Title:	Senior Vice President

TORONTO DOMINION (NEW YORK), INC., as Lender

By:	/s/ MASOOD VIKREE
Name:	MASOOD VIKREE
Title:	VICE PRESIDENT

Metropolitan Life Insurance Company, as Lender

By:	/s/ James A. Winott
Name:	James A. Winott
Title:	Managing Director

MetLife Bank N.A., as Lender

By:	/s/ Kenneth A. McIntyre
Name:	Kenneth A. McIntyre
Title:	Commercial Loan Officer

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Juan Zuriga
Name:	Juan Zuriga
Title:	Associate Director Banking Products Services, US

By:	/s/ Safloz Sikka
Name:	Safloz Sikka
Title:	Associate Director Banking Products Services, US

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Juan Zuriga
Name:	Juan Zuriga
Title:	Associate Director Banking Products Services, US

By:	/s/ Safloz Sikka
Name:	Safloz Sikka
Title:	Associate Director Banking Products Services, US

Dryden V-Leveraged Loan CD( 2003, By Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet G. Crowe
Name:	Janet G. Crowe
Title:	Vice President

WhiteHorse I, Ltd, as Lender

By:	/s/ Ethan M Underwood
Name:	Ethan M Underwood
Title:	Portfolio Manager

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	VICE PRESIDENT

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Vice President

Carlyle High Yield Partners II, Ltd. [INSERT NAME OF LENDER], as Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VI, Ltd., as Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

General Electric Capital Corporation, as Lender

By:	/s/ Robert M Kadlick
Name:	Robert Kadlick
Title:	Duly Authorized Signatory

BUSHNELL CBNA LOAN FUNDING LLC, as Lender

By:	/s/ JANET HAACK
Name:	JANET HAACK
Title:	AS ATTORNEY-IN-FACT

FEINGOLD O’KEEFFE CAPITAL LLC, as Lender

By:	/s/ SCOTT DORSI
Name:	SCOTT DORSI
Title:	PRINCIPAL

WESTERN ASSET FLOATING RATE HIGH INCOME FUND LLC, as Lender

By:	/s/ Western Asset Floating Rate High Income Fund LLC
Name:
Title:

New Alliance Global CDO, Limited, as Lender

By: Alliance Capital Management L.P., as Sub-Advisor

By: Alliance Capital Management Corporation, as General Partner

By:	/s/ Sverker Johansson
Name:	Sverker Johansson
Title:	Vice President

Hewett’s Island CLO II, Ltd.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

/s/ Jeffrey Megar
Name:	Jeffrey Megar
Title:	Managing Director

NATIONAL CITY BANK, as Lender

By:	/s/ Theresa Marie Smith
Name:	Theresa Marie Smith
Title:	Senior Vice President

LCM I Limited Partnership

By:	Lyon Capital Management LLC, as Collateral Manager, as Lender

By:	/s/ Farboud Tavangar
Name:	Farboud Tavangar
Title:	LYON CAPITAL MANAGEMENT LLC
Senior Portfolio Manager

STANFIELD MODENA CLO, LTD.

By:	Stanfield Capital Partners LLC as its Asset Manager as Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Landmark IV CDO, Limited as Lender

By:	/s/ Alex Baldwin
Name:	Alex Baldwin
Title:	Authorized Signatory

PROTECTIVE LIFE INSURANCE COMPANY, as Lender

By:	/s/ Diane S. Griswold
Name:	Diane S. Griswold
Title:	AVP

GOLDMAN SACHS CREDIT PARTNERS L.P., as Lender

By:	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P., as Lender

By:	/s/ Elizabeth Fischer
Name:	Elizabeth Fischer
Title:	Authorized Signatory